-------------------------------

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        --------------------------------

        Date of Report (Date of earliest event reported): March 15, 2004


                     BEAR STEARNS ASSET BACKED FUNDING II INC
                          Whole Auto Loan Trust 2003-1
             (Exact name of registrant as specified in its charter)


         Delaware                  333-107577-01                22-3863780
--------------------------------------------------------------------------------
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

383 Madison Avenue
New York, New York                                               10179
--------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 272-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Whole Auto Loan Trust 2003-1. This report and exhibit is being filed, pursuant to the terms of agreements dated October 7, 2003.

     On October 7, 2003, Bear Stearns Asset Backed Funding II Inc. entered into an Amended and Restated Trust Agreement (the "Trust Agreement"), between Bear Stearns Asset Backed Funding II Inc., as depositor, and Wilmington Trust Company, a Delaware banking corporation, as owner trustee, regarding Whole Auto Loan Trust 2003-1 (the "Trust"). Also on October 7, 2003, the Trust entered into
(1) a Sale and Servicing Agreement (the "Sale and Servicing Agreement"), among Bear Stearns Asset Backed Funding II Inc., as depositor, the Trust, as issuer, and Bear Stearns Asset Receivables Corp., as servicer, and (2) an Indenture (the "Indenture"), between the Trust, as issuer, and JPMorgan Chase Bank, as indenture trustee.

     Additionally on October 7, 2003 Bear Stearns Asset Backed Funding II Inc. entered into (1) a Receivables Purchase Agreement (the "WALT Receivables Purchase Agreement"), between Whole Auto Loan Trust as seller, and Bear Stearns Asset Backed Funding II Inc., as purchaser, (2) a Receivables Purchase Agreement (the "ALFT 2002-1 Receivables Purchase Agreement"), between Auto Loan Funding Trust 2002-1, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser, (3) a Receivables Purchase Agreement (the "ALFT II Receivables Purchase Agreement"), between Auto Loan Funding Trust II, as seller and Bear
Stearns Asset Backed Funding II Inc., as purchaser and (4) a Receivables Purchase Agreement (the "ALFT IV Receivables Purchase Agreement" together with the WALT Receivables Purchase Agreement, the ALFT 2002-1 Receivables Purchase Agreement, and the ALFT II Receivables Purchase Agreement, the "Receivables Purchase Agreements"), between Auto Loan Funding Trust IV, as seller and Bear Stearns Asset Backed Funding II Inc., as purchaser.

     On March 15, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 15, 2004 as Exhibit 99.1.

Whole Auto Loan Trust 2003-1
-------------------------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     JPMorgan Chase Bank,
                                     not in its individual capacity but solely as Indenture Trustee under the Agreement referred to herein


Date:  March 19, 2004              By: /s/ Melissa Wilman
                                        -----------------------------
                                        Melissa Wilman
                                        Vice President


                                  Exhibit 99.1

                          Whole Auto Loan Trust 2003-1
                        Statement to Certificateholders
                                March 15, 2004


-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              ORIGINAL               PRIOR                                                                 CURRENT
               FACE                  PRINCIPAL                                                            PRINCIPAL
   CLASS       VALUE                 BALANCE         PRINCIPAL        INTEREST              TOTAL          BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         758,000,000.00      263,162,188.61      89,151,903.19        217,108.81      89,369,012.00        174,010,285.42
A2A        834,000,000.00      834,000,000.00               0.00        973,000.00         973,000.00        834,000,000.00
A2B         20,000,000.00       20,000,000.00               0.00         61,500.00          61,500.00         20,000,000.00
A3A        160,875,000.00      160,875,000.00               0.00        246,675.00         246,675.00        160,875,000.00
A3B        273,250,000.00      273,250,000.00               0.00        453,139.58         453,139.58        273,250,000.00
A3C        160,875,000.00      160,875,000.00               0.00        288,234.38         288,234.38        160,875,000.00
A4         462,605,000.00      462,605,000.00               0.00        994,600.75         994,600.75        462,605,000.00
B           69,520,000.00       69,520,000.00               0.00        129,770.67         129,770.67         69,520,000.00
C           27,805,000.00       27,805,000.00               0.00         72,524.71          72,524.71         27,805,000.00
D           69,520,000.00       69,520,000.00               0.00        347,600.00         347,600.00         69,520,000.00
CERT                 0.00                0.00               0.00              0.00               0.00                  0.00
TOTALS   2,836,450,000.00    2,341,612,188.61      89,151,903.19      3,784,153.90      92,936,057.09      2,252,460,285.42

----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       PRIOR                                                                  CURRENT
                       PRINCIPAL                                                              PRINCIPAL                 PASS-THRU
CLASS     CUSIP        FACTOR             PRINCIPAL        INTEREST          TOTAL            FACTOR       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
A1         96683MAH6      347.17966835    117.61464801    0.28642323    117.90107124       229.56502034     A1            1.100000 %
A2A        96683MAJ2    1,000.00000000      0.00000000    1.16666667      1.16666667     1,000.00000000     A2A           1.400000 %
A2B        96683MAQ6    1,000.00000000      0.00000000    3.07500000      3.07500000     1,000.00000000     A2B           3.690000 %
A3A        96683MAR4    1,000.00000000      0.00000000    1.53333333      1.53333333     1,000.00000000     A3A           1.840000 %
A3B        96683MAK9    1,000.00000000      0.00000000    1.65833332      1.65833332     1,000.00000000     A3B           1.990000 %
A3C        96683MAS2    1,000.00000000      0.00000000    1.79166670      1.79166670     1,000.00000000     A3C           2.150000 %
A4         96683MAL7    1,000.00000000      0.00000000    2.15000000      2.15000000     1,000.00000000     A4            2.580000 %
B          96683MAM5    1,000.00000000      0.00000000    1.86666671      1.86666671     1,000.00000000     B             2.240000 %
C          96683MAN3    1,000.00000000      0.00000000    2.60833339      2.60833339     1,000.00000000     C             3.130000 %
D          96683MAP8    1,000.00000000      0.00000000    5.00000000      5.00000000     1,000.00000000     D             6.000000 %
TOTALS                    825.54326310     31.43080371    1.33411620     32.76491991       794.11245938
--------------------------------------------------------------------------------------------------------  ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH  THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
             -----------------------------------------------------
                                Joshua Goldberg
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-5416
                              Fax: (212) 623-5932
                      Email: Joshua.Goldberg@JPMChase.com
             ------------------------------------------------------



RECEIVABLES
                         Beginning Receivables Balance                                                        2,473,692,160.58
                         Ending Receivables Balance                                                           2,384,934,021.13
                         Beginning Number of Contracts                                                                 152,482
                         Ending Number of Contracts                                                                    149,955

COLLECTIONS
                         Interest:
                         Interest Collections                                                                     7,568,993.10
                         Reinvestment Income                                                                         60,556.37
                         Repurchased Loan Proceeds Related to Interest                                                2,952.77
                         Total Interest Collections                                                               7,632,502.24

                         Principal:
                         Principal Collections                                                                   59,189,256.65
                         Prepayments in Full                                                                     25,260,578.55
                         Repurchased Loan Proceeds Related to Principal                                           1,027,835.46
                         Total Principal Collections                                                             85,477,670.66

                         Recoveries and Liquidation Proceeds                                                      1,928,522.52

                         Total Collections                                                                       95,038,695.42

                         Principal Losses for Collection Period                                                   3,280,468.79

DISTRIBUTIONS
Fees:
                         Receivable Servicers                                                                     2,061,410.13
                         Data Administration and Reporting Fees:                                                     41,228.20
                         Other Fees:                                                                                      0.00
                         Total Fees:                                                                              2,102,638.33

Interest Distribution Amounts
                         Interest Due - Class A-1                                                                   217,108.81
                         Interest Paid - Class A-1                                                                  217,108.81
                         Shortfall - Class A-1                                                                            0.00
                         Carryover Shortfall - Class A-1                                                                  0.00
                         Change in Carryover Shortfall - Class A-1                                                        0.00

                         Interest Due - Class A-2a                                                                  973,000.00
                         Interest Paid - Class A-2a                                                                 973,000.00
                         Shortfall - Class A-2a                                                                           0.00
                         Carryover Shortfall - Class A-2a                                                                 0.00
                         Change in Carryover Shortfall - Class A-2a                                                       0.00

                         Interest Due - Class A-2b                                                                   61,500.00
                         Interest Paid - Class A-2b                                                                  61,500.00
                         Shortfall - Class A-2b                                                                           0.00
                         Carryover Shortfall - Class A-2b                                                                 0.00
                         Change in Carryover Shortfall - Class A-2b                                                       0.00



                         Interest Due - Class A-3a                                                                  246,675.00
                         Interest Paid - Class A-3a                                                                 246,675.00
                         Shortfall - Class A-3a                                                                           0.00
                         Carryover Shortfall - Class A-3a                                                                 0.00
                         Change in Carryover Shortfall - Class A-3a                                                       0.00

                         Interest Due - Class A-3b                                                                  453,139.58
                         Interest Paid - Class A-3b                                                                 453,139.58
                         Shortfall - Class A-3b                                                                           0.00
                         Carryover Shortfall - Class A-3b                                                                 0.00
                         Change in Carryover Shortfall - Class A-3b                                                       0.00

                         Interest Due - Class A-3c                                                                  288,234.38
                         Interest Paid - Class A-3c                                                                 288,234.38
                         Shortfall - Class A-3c                                                                           0.00
                         Carryover Shortfall - Class A-3c                                                                 0.00
                         Change in Carryover Shortfall - Class A-3c                                                       0.00

                         Interest Due - Class A-4                                                                   994,600.75
                         Interest Paid - Class A-4                                                                  994,600.75
                         Shortfall - Class A-4                                                                            0.00
                         Carryover Shortfall - Class A-4                                                                  0.00
                         Change in Carryover Shortfall - Class A-4                                                        0.00

                         Interest Due - Class B                                                                     129,770.67
                         Interest Paid - Class B                                                                    129,770.67
                         Shortfall - Class B                                                                              0.00
                         Carryover Shortfall - Class B                                                                    0.00
                         Change in Carryover Shortfall - Class B                                                          0.00

                         Interest Due - Class C                                                                      72,524.71
                         Interest Paid - Class C                                                                     72,524.71
                         Shortfall - Class C                                                                              0.00
                         Carryover Shortfall - Class C                                                                    0.00
                         Change in Carryover Shortfall - Class C                                                          0.00

                         Interest Due - Class D                                                                     347,600.00
                         Interest Paid - Class D                                                                    347,600.00
                         Shortfall - Class D                                                                              0.00
                         Carryover Shortfall - Class D                                                                    0.00
                         Change in Carryover Shortfall - Class D                                                          0.00

                         Interest Due - Total                                                                     3,784,153.90
                         Interest Paid - Total (Includes Certificates)                                            3,784,153.90
                         Shortfall - Total                                                                                0.00
                         Carryover Shortfall - Total                                                                      0.00
                         Change in Carryover Shortfall - Total                                                            0.00


Principal Allocations
                         First Allocation of Principal                                                                    0.00
                         Second Allocation of Principal                                                                   0.00
                         Third Allocation of Principal                                                           18,352,449.64
                         Regular Principal Allocation                                                            70,799,453.55
                         Total Principal Allocations                                                             89,151,903.19

Principal Distribution Amounts
                         Principal Distribution - Class A-1                                                      89,151,903.19
                         Principal Distribution - Class A-2a                                                              0.00
                         Principal Distribution - Class A-2b                                                              0.00
                         Principal Distribution - Class A-3a                                                              0.00
                         Principal Distribution - Class A-3b                                                              0.00
                         Principal Distribution - Class A-3c                                                              0.00
                         Principal Distribution - Class A-4                                                               0.00
                         Principal Distribution - Class B                                                                 0.00
                         Principal Distribution - Class C                                                                 0.00
                         Principal Distribution - Class D                                                                 0.00

                         Certificate Distribution                                                                         0.00

Total Distribution                                                                                               95,038,695.42

PORTFOLIO INFORMATION
                         Weighted Average Coupon                                                                        3.92 %
                         Weighted Average Original Term (months)                                                         59.33
                         Weighted Average Remaining Term                                                                 42.69
                         Weighted Average Age (months)                                                                   17.24
                         Remaining Number of Receivables                                                               149,955
                         Portfolio Receivable Balance (end of period)                                         2,384,934,021.13
                                                                     March 15 2004
                                                Discount Receivables                                          1,609,584,246.81
                                                Non-Discount Receivables                                        644,155,492.16
                         Adjusted Portfolio Receivable Balance (end of period)                                2,253,739,738.97

OVERCOLLATERALIZATION INFORMATION
                         Overcollateralization Amount                                                             1,279,453.55
                         Target Level of Overcollateralization                                                   31,552,356.35

NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
                         Total Principal Losses for Collection Period                                             3,280,468.79
                         Recoveries and Liquidation Proceeds                                                      1,928,522.52
                         Net Losses for Collection Period                                                         1,351,946.27
                         Net Loss Rate for Collection Period(annualized)                                              0.6558 %

                         Cumulative Net Losses for all Periods($)                                                 5,506,822.20
                         Cumulative Net Losses for all Periods(% of original portfolio)                               0.1863 %


                         Delinquent Receivables
                         Number of Contracts
                         31 - 60 Days Delinquent                                                                         1,649
                         61 - 90 Days Delinquent                                                                           162
                         91 - 120 Days Delinquent                                                                           47
                         Over 120 Days Delinquent                                                                           56
                         Sub Total                                                                                       1,914
                         Repossesions (# of vehicles)                                                                      250
                         Total Number of Delinquencies and Repossesions                                                  2,164

                         $ Amount of Delinquency
                         31 - 60 Days Delinquent                                                                 28,619,260.25
                         61 - 90 Days Delinquent                                                                  2,803,650.50
                         91 - 120 Days Delinquent                                                                   836,923.55
                         Over 120 Days Delinquent                                                                   993,653.87
                         Sub Total                                                                               33,253,488.17
                         Repossesions                                                                             4,305,145.73
                         Total Amount of Delinquencies and Repossesions                                          37,558,633.90

                         % of End Period Balance
                         31 - 60 Days Delinquent                                                                      1.2000 %
                         61 - 90 Days Delinquent                                                                      0.1176 %
                         91 - 120 Days Delinquent                                                                     0.0351 %
                         Over 120 Days Delinquent                                                                     0.0417 %
                         Sub Total                                                                                    1.3943 %
                         Repossesions                                                                                 0.1805 %
                         Total % of Delinquencies and Repossesions                                                    1.5748 %


                         Monthly Net Loss Rate:
                         Current Collection Period                                                                    0.0547 %
                         Preceding Collection Period                                                                  0.0533 %
                         Second Preceding Collection Period                                                           0.0594 %
                         Three Month Average                                                                          0.0558 %
                         Annualized Average Net Loss Rate                                                             0.6693 %

